SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2016 (September 19, 2016)

AIRWARE LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Jeffrey Rassas

7377 E. Doubletree Ranch Rd., Suite 260

Scottsdale, AZ 85258

Tel. 480-463-4246

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.

113 Barksdale Professional Center

Newark, DE 19711

Tel. 302-266-9367

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AIRWARE LABS CORP.

Form 8-K

Current Report

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On September 19, 2016, the Company received a notice of conversion from Stockbridge Enterprises L.P., a Nevada limited liability company (“Stockbridge”) to convert $3,000,000 of principal and interest (the “Conversion Amount”) owed by the Company to Stockbridge under the Senior Secured Convertible Note (the “Note”), dated December 14, 2009, into 65,934,066 restricted shares of common stock (the “Shares”), at a conversion price of $0.455 per share (the “Conversion Price”). The Conversion Price is calculated based on the lowest closing price in the ten trading days immediately preceding the date of conversion. The Shares were authorized by the Company’s board of directors for issuance on September 28, 2016 (the “Conversion”). Following the conversion, a balance of $506,000 remains outstanding under the Note.

Prior to the issuance of the Shares, Stockbridge held approximately 27,696,452 shares (34.08%) of the issued and outstanding common stock of the Company. Following the issuance of the Shares, Stockbridge holds approximately 93,630,518 shares (63.60%) of the issued and outstanding common stock of the Company.

As of September 28, 2016, the Company has 147,214,676 shares of common stock issued and outstanding.

The sales and issuances described in this Current Report on Form 8-K (and the issuances of shares of Common Stock upon conversion or exercise of the convertible securities described herein) have been determined to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Sections 3(a)(9) and 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions (i) involving securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange and (ii) by an issuer not involving a public offering. The investors have represented that they are accredited investors, as that term is defined in Regulation D, and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

ITEM 5.01	CHANGE IN CONTROL

As a result of the Conversion, the Company believes an effective change in control of the Company has occurred, as Stockbridge has increased its voting power in the Company’s issued and outstanding common stock from 34.08% to an aggregate 63.6%, representing a total increase of 29.52%.

The information disclosed in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRWARE LABS CORP.
Date: September 29, 2016	By:	/s/ Jeffrey Rassas
Jeffrey Rassas
Chief Executive Officer